EXHIBIT 99.3

PARTIAL ASSIGNMENT OF PROMISSORY NOTE

THIS PARTIAL ASSIGNMENT OF PROMISSORY NOTE is entered into effective July _____, 2022 by and between RAC Real Estate Acquisition Corp., a Wyoming Corporation, ("Assignor") and Frank Campanaro, an Individual ("Assignee" and together with the Assignor, the “Parties”).

RECITALS

WHEREAS, Fix Pads Holdings, LLC, a South Carolina limited liability company, (the “Maker”) executed that certain Promissory Note dated July 22, 2022, in the original principal amount of Six Hundred and Seventy-Two Thousand Nine Hundred Sixty and No/100 ($672,960) and payable to Assignor (the “Note”);

WHEREAS, the Note is secured by Mortgages or Deeds of Trust in Real Property the descriptions of which are set forth in Exhibit A (“Exhibit A”) attached hereafter;

WHEREAS, Consideration for the Note was paid to the Maker by the Parties, each paying half the principal amount to the Maker; and

WHEREAS, Assignor desires to assign to Assignee half of the Note in the principal amount of Three Hundred Thirty-Six Thousand Four Hundred Eighty and No/100 ($336,480), and Assignee desires to assume rights and obligations under the Note, including the right to receive payment thereunder.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Assignment and Assumption. Effective as of the date written above, Assignor hereby assigns, and Assignee hereby assumes, Assignor’s rights and obligations under the Note as follows:

1.1.	Right to payment of principal in the amount of Three Hundred Thirty-Six Thousand Four Hundred Eighty and No/100 ($336,480);

1.2.	Right to half of any interest payment made on the Note as set forth in the Note;

1.3.	Right to inclusion of Assignee on any and all mortgages or deeds of trust of real property, as set forth in Exhibit A, upon which the Note is secured and

1.4.	All other rights and obligations under the Note to equal the rights and obligations of Assignor.

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2.

Representations and Warranties. Assignor represents and warrants to Assignee that (a) concurrently with this Assignment, it will deliver to Assignee a copy of the executed Note, including any modifications and amendments thereto; (b) the Note is in full force and effect and that no Event of Default, as defined in the Note, has occurred thereunder; and (c) it has not assigned the Note to any third parties.

3.	Further Assurances. The Parties will take such additional actions as each may reasonably request to effect, consummate, confirm, or evidence the assignment contemplated herein.

4.	Binding Effect; Parties. This Assignment shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

5.	Governing Law. This Agreement is governed by the laws of the State of Florida without regard to principles of conflicts of laws.

6.

Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument. This Agreement may be executed and delivered by facsimile or other electronic signature (including .pdf).

[SIGANTURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the Parties have caused this Partial Assignment Agreement to be duly executed as of date first above written.

ASSIGNOR:

RAC REAL ESTATE ACQUISITION CORP.

Frank Gillen, CEO

ASSIGNEE:

Frank Campanaro

By signing below, Maker hereby acknowledges and affirms receipt of this Partial Assignment of Promissory Note and that any payment Assignee is entitled to under this Assignment shall be paid directly to Assignee by Maker.

MAKER:

FIX PADS HOLDINGS LLC

Seth Sheppard

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EXHIBIT A

Street	City	State	Zip	Value	60%
409 West Sycamore Street	Chase City	Virginia	23924	$207,000	$124,200
4324 Rio Road	Vicksburg	Mississippi	39180	$159,900	$95,940
314 Lakehill Drive	Vicksburg	Mississippi	39180	$149,900	$89,940
728 Cedar st.	Greenville	Mississippi	38701	$169,900	$101,940
16441 Northeast 58th	Silver Springs	Florida	34488	$140,000	$84,000
1320 North 5th Avenue	Laurel	Mississippi	39440	$145,000	$87,000
4 Aqua Drive	Cherokee Village	Arkansas	72529	$149,900	$89,940
				$1,121,600	$672,960

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